Q4 2021 Earnings January 14, 2022 Earnings Release Supplement Exhibit 99.2

A broadly diversified business across clients, products and geographies Note: Base fees include investment advisory and administration fees. Base fees and securities lending revenue and AUM by region data are based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $10 trillion at December 31, 2021 Q4 2021 Base Fees and Securities Lending Revenue of $3.968 billion and Sec. Lending and Sec. Lending and Sec. Lending and Sec. Lending

Net flows ($ in billions) Total BlackRock Retail Long-term Institutional Long-term LTM organic asset growth rate (%) LTM organic base fee growth rate (%) Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. LTM organic base fee growth rate is calculated by dividing net new base fees earned on net asset inflows for the LTM period by the base fee run-rate at the beginning of the period. 2 4% 2% 0% 0% 0% 2% 1% 0% 1% Institutional Active Institutional Index 3% 2% 4% 6% 10% 18% 16% 16% 12% ETFs 11% 9% 9% 9% 8% 13% 12% 12% 11% 7% 6% 5% 6% 5% 8% 7% 6% 6% 5% 4% 5% 7% 7% 14% 13% 13% 11% Long-term Cash Advisory $14 $(80) $(2) $(10) $212

Profitability ($ in millions, except per share data) For further information and reconciliations to GAAP, see page 12 of this earnings release supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3 $10.42 $1,611

Capital management (amounts in millions, except per share data) Amount includes a $1.1 billion repurchase from PNC that closed on May 15, 2020. Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted-average diluted shares Share repurchases Weighted-average diluted shares 4 (1) Dividends Dividends per share

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5 Major market indices and exchange rates % Change % Change Spot 3/31/19 vs. Average Q1 2019 vs. 43190 43465 43555 43465 43190 Q1 2018 Q4 2018 Q1 2019 Q4 2018 Q1 2018 Equity Indices: Domestic 2 S&P 500 2640.87 2506.85 2506.85 0 -5.0748427601510104E-2 2,731.9233846153847 2692.9309090909087 2692.9309090909087 0 -1.4272902287106278E-2 Global 3 MSCI Barra World Index 2066.84 1883.9 1883.9 0 -8.851193125737844E-2 2,137.804615384618 2010.0603030303037 2010.0603030303037 0 -5.943630143748433E-2 4 MSCI Europe Index 125.01 114.2 114.2 0 -8.6473082153427736E-2 129.30353846153847 120.43909090909087 120.43909090909087 0 -6.8555336210573567E-2 5 MSCI AC Asia Pacific Index 172.76 146.71 146.71 0 -0.15078721926371835 178.0221538461538 151.6406060606061 151.6406060606061 0 -0.14819249860523848 6 MSCI Emerging Markets Index 1170.8800000000001 965.67 965.67 0 -0.17526134189669321 1,204.4461538461539 977.98909090909103 977.98909090909103 0 -0.18801758983904621 7 S&P Global Natural Resources 3741.82 3311.39 3311.39 0 -0.11503225703000151 3,865.69692307693 3580.0606060606056 3580.0606060606056 0 -7.3739701722407722E-2 Fixed Income Index: 8 Barclays U.S. Aggregate Bond Index 2016.48 2046.6 2046.6 0 1.4936919781004469E-2 2,015.3240000000001 2011.2539393939401 2011.2539393939401 0 -2.0195564614225786E-3 Foreign Exchange Rates: 9 GBP to USD 1.4015 1.2753999999999999 1.2753999999999999 0 -8.9975026757046092E-2 1.3914384615384618 1.2860969696969702 1.2860969696969702 0 -7.5706899552725804E-2 10 EUR to USD 1.2323999999999999 1.1467000000000001 1.1467000000000001 0 -6.9539110678351099E-2 1.2287753846153846 1.1407712121212121 1.1407712121212121 0 -7.161941360154965E-2 Rounded % Change % Change Spot 12/31/21 vs. Average Q4 2021 vs. 44196 44469 44561 44469 44196 Q4 2020 Q3 2021 Q4 2021 Q3 2021 Q4 2020 Equity Indices Domestic S&P 500 3756 4308 4766 0.10631383472609099 0.2689030883919063 3558 4422 4605 4.1383989145183174E-2 0.29426644182124789 Global MSCI Barra World Index 2690 3007 3232 7.4825407382773532E-2 0.20148698884758365 2525 3087 3157 2.2675736961451247E-2 0.2502970297029703 MSCI Europe Index 132 151 162 7.2847682119205295E-2 0.22727272727272727 126 154 157 1.948051948051948E-2 0.24603174603174602 MSCI AC Asia Pacific Index 200 197 193 -2.030456852791878E-2 -3.5000000000000003E-2 185 201 196 -2.4875621890547265E-2 5.9459459459459463E-2 MSCI Emerging Markets Index 1291 1253 1232 -1.6759776536312849E-2 -4.5701006971340045E-2 1190 1295 1252 -3.3204633204633204E-2 5.2100840336134456E-2 S&P Global Natural Resources 3853 4472 4793 7.1779964221824685E-2 0.24396574098105372 3497 4527 4672 3.2030041970399825E-2 0.33600228767515011 BLK Equity Index(1) 0.05 0.13 0.01 0.2 Fixed Income Index Barclays U.S. Aggregate Bond Index 2392 2355 2355 0 -0.02 2378 2372 2353 -8.0101180438448567E-3 -0.01 Foreign Exchange Rates GBP to USD 1.36 1.35 1.35 0 -7.3529411764705942E-3 1.32 1.38 1.35 -2.1739130434782469E-2 2.2727272727272745E-2 EUR to USD 1.23 1.1599999999999999 1.1399999999999999 -1.7241379310344845E-2 -7.3170731707317138E-2 1.19 1.18 1.1399999999999999 -3.3898305084745797E-2 -4.2016806722689114E-2

Quarterly revenue ($ in millions) $628 $56 Q4 2021 compared to Q4 2020 Q4 2021 compared to Q3 2021 6               Percentage Change Year-over-Year Sequential Base fees 17% 1 % Securities lending revenue 4% (11) % Performance fees (21) % (5) % Technology services revenue 11% 6 % Distribution fees 31% 2 % Advisory and other revenue 26% 44 % Total 14%   1%

Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) $575 $25 Q4 2021 compared to Q4 2020 Q4 2021 compared to Q3 2021 7 Yield-related fee waivers $(105)

Quarterly expense, as adjusted ($ in millions) $420 $(54) Q4 2021 compared to Q4 2020 Q4 2021 compared to Q3 2021 8 Amounts exclude product launch costs and commissions incurred in Q3 2021, which are presented separately.               Percentage Change Year-over-Year Sequential Employee comp & benefits(1) 16% 2 % Distribution & servicing costs 16% 0 % Direct fund expense 13% (10) % Product launch costs and commissions - (100) % General and administration(1) 15% 9 % Amortization of intangible assets 41% 0 % Total 16%   (2) %   Q4 2021 and Q3 2021 expense, as adjusted, excludes expenses of $17 million and $11 million, respectively, related to the lease of office space for its future headquarters located at 50 Hudson Yards in New York (“Lease cost – Hudson Yards”). For further information, see reconciliations to GAAP on page 12 of this earnings release supplement and note (1) to the condensed consolidated statements of income and supplemental information in the current earnings release.

$3,169 2021 compared to 2020 9         Percentage Change Year-over-Year Base fees ex. securities lending 23 % Securities lending (15) % Performance fees 4 % Technology services revenue 12 % Distribution fees 34 % Advisory and other revenue (12) % Total 20 %   Full year revenue ($ in millions) 9

Full year investment advisory, administration fees and securities lending revenue ($ in millions) $2,621 2021 compared to 2020 10 10 Yield-related fee waivers $(457)

Full year expense, as adjusted ($ in millions) Amounts exclude product launch costs and commissions incurred in 2021 and 2020, which are presented separately above. 2021 expense, as adjusted, excludes expense of $28 million related to the Lease cost – Hudson Yards. 2020 expense, as adjusted, excludes a $589 million expense in connection with the charitable contribution of BlackRock ‘s remaining 20% stake in PennyMac Financial Services, Inc. (the Charitable Contribution”). For further information, see reconciliations to GAAP on page 12 of this earnings release supplement and note (1) to the condensed consolidated statements of income and supplemental information in the current earnings release. $1,975 2021 compared to 2020 11         Percentage Change Year-over-Year Employee comp. & benefits(1) 20 % Distribution & servicing costs 20 % Direct fund expense 24 % Product launch costs and commissions 65 % General & administration(1) 12 % Amortization of intangible assets 39 % Total 20%   11

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to the Lease cost – Hudson Yards, the Charitable Contribution and noncash income tax matters, as applicable. For further information and reconciliations to GAAP, see page 12 of this earnings release supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 12

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its continued impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) terrorist activities, civil unrest, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (18) the ability to attract and retain highly talented professionals; (19) fluctuations in the carrying value of BlackRock’s economic investments; (20) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (21) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (22) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (23) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (24) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (25) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (26) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 12 of this earnings release supplement, our current earnings release dated January 14, 2022, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 13